UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2021

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 4, 2021, Agree Realty Corporation (the “Company”) issued a press release announcing the Company’s investment and disposition activity for 2020, investment guidance for 2021, and updates on its portfolio and its fourth quarter 2020 capital markets activities.

A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company has posted a copy of the press release in the Investors section of its website at www.agreerealty.com.

Item 8.01.	Other Events.

On January 4, 2021, the Company announced its weighted-average number of common shares outstanding for the three and twelve months ended December 31, 2020. The following table computes the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Twelve Months Ended
	December 31, 2020	December 31, 2020
Weighted-average number of common shares outstanding	55,572,108	52,013,137
Less: Unvested restricted stock	(174,918)	(174,918)
Weighted-average number of common shares outstanding used in basic earnings per share	55,397,190	51,838,219

Weighted-average number of common shares outstanding used in basic earnings per share	55,397,190	51,838,219
Effect of dilutive securities:
Share-based compensation	93,263	95,103
2019 ATM forward equity offerings	-	14,289
2020 ATM forward equity offerings	28,304	19,777
April 2020 forward equity offering	545,001	429,346
Weighted-average number of common shares outstanding used in diluted earnings per share	56,063,758	52,396,734

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	56,411,377	52,744,353

To account for the potential dilution resulting from the 2019 ATM forward equity offerings, 2020 ATM forward equity offerings, and April 2020 forward equity offering on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the offerings on the Company’s weighted-average diluted shares for the three months ended December 31, 2020 was 573,305 weighted-average incremental shares. The impact of the offerings on the Company’s weighted-average diluted shares for the twelve months ended December 31, 2020 was 463,412 weighted-average incremental shares.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press release, dated January 4, 2021, entitled “Agree Realty Announces Record 2020 Investment Activity”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: January 4, 2021	By:	/s/ Clayton R. Thelen
Clayton R. Thelen
Chief Financial Officer and Secretary